UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2006


                              Lincoln Park Bancorp
                              --------------------
             (Exact name of registrant as specified in its charter)

           Federal                      000-51078                61-1479859
----------------------------     ---------------------      --------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey                        07035
---------------------------------------------                     ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.      Entry into a Material Definitive Agreement.


         On March 9, 2006, the Board of Directors of Lincoln Park Savings Bank (the "Bank"), the wholly owned subsidiary of Lincoln Park Bancorp (the "Registrant"), adopted the Lincoln Park Savings Bank Director Retirement Plan (the "Plan"), effective as of March 1, 2006, subject to the approval of the New Jersey Department of Banking and Insurance. Directors serving on the Board of Directors of the Bank on February 16, 2006 ("Directors") will be eligible to receive an annual retirement benefit under the Plan upon attainment of "normal retirement age" (the later of age 65 and 10 years of service on the Board, provided, however no director may receive a retirement benefit for 3 years following the adoption of the plan). For purposes of determining 10 years of service, years of service with the Bank prior to the adoption of the Plan will be credited towards the Director's 10 years of service. If a Director has 10 years of service on the Board and retires before attaining age 65, the Director will receive the annual retirement benefit at the later of age 65 or 3 years following the adoption of the plan.

         A Director's annual retirement benefit payable at normal retirement age will be equal to $18,000, payable in monthly installments for 10 years. In the event of the Director's death or disability prior to retirement, the Director or his beneficiary will be entitled to the payment of $18,000 per year for a period of 10 years, whether or not the Director has 10 years of service.

         In the event of a change in control, a Director serving on the Board on the date of the change in control will be credited with years of service as if the Director had remained a member of the Board until age 65 with at least 10 years of service. In the event of a change in control, the Director may elect, by December 31, 2006, to receive his benefit either on the effective date of the change in control or at age 65, and in the form of a lump sum or as a benefit payable for 10 years. If the Director fails to make an election prior to December 31, 2006, payment will be made in a lump sum at the effective date of the change in control. In the event the Director retires prior to a change in control, he will receive, upon a change in control, a lump sum payment equal to the present value of the remaining annual retirement benefit payable to him or a continuation of the annual retirement benefit in the form initially selected. In the event of the Director's termination for cause, the Director's benefits under the Plan will be forfeited. The Bank may establish a rabbi trust to fund its obligations under the Plan.

         The forgoing summary of the material features of the Plan is qualified in its entirety by reference to the provisions of the Plan, attached as Exhibit 10 hereto.


Item 9.01       Financial Statements and Exhibits

          (a)  Financial statements of business acquired. Not Applicable.

          (b)  Pro forma financial information. Not Applicable.

          (c)  Exhibits.

               The following exhibit is attached as part of this report:

               Exhibit No.         Description

               10                  Lincoln Park Savings Bank Director Retirement
                                   Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LINCOLN PARK BANCORP


DATE:  March 14, 2006                 By:  /s/ Donald S. Hom
                                           -------------------------------------
                                           Donald S. Hom
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit No.               Description

         10                        Lincoln Park Savings Bank Director Retirement
                                   Plan